FACTORING CREDIT FACILITY (Details Narrative) - Factoring Credit Facility [Member] - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Accounts receivable amount factored	$ 0	$ 0
Interest expense	$ 0	$ 24,676
Agreement description	The agreement provides for an advanced rate of 90% with a fee of 1.9% to be charged on the gross face amount of the invoices purchased for 30 days, and an additional 0.06% charge for each additional day until the invoice(s) are paid.